                                              TERRA NOVA ACQUISITION CORPORATION
                                        (a corporation in the development stage)

                                                            FINANCIAL STATEMENTS
               FOR THE PERIODS FROM JULY 21, 2004 (INCEPTION) TO APRIL 22, 2005,
                                           JANUARY 1, 2005 TO APRIL 22, 2005 AND
                                  JULY 21, 2004 (INCEPTION) TO DECEMBER 31, 2004

                                              TERRA NOVA ACQUISITION CORPORATION
                                        (a corporation in the development stage)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                        3

FINANCIAL STATEMENTS

   Balance Sheets                                                              4
   Statements of Operations                                                    5
   Statements of Stockholders' Equity                                          6
   Statements of Cash Flows                                                    7

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES                                     8

NOTES TO FINANCIAL STATEMENTS                                               9-12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Terra Nova Acquisition Corporation

We have audited the accompanying balance sheets of Terra Nova Acquisition
Corporation (a corporation in the development stage) as of April 22, 2005 and
December 31, 2004, and the related statements of operations, stockholders'
equity and cash flows for the periods from July 21, 2004 (inception) to April
22, 2005, January 1, 2005 to April 22, 2005 and July 21, 2004 (inception) to
December 31, 2004. These financial statements are the responsibility of the
Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Terra Nova Acquisition
Corporation as of April 22, 2005 and December 31, 2004, and the results of its operations and its cash flows for the periods from July 21, 2004 (inception) to
April 22, 2005, January 1, 2005 to April 22, 2005 and July 21, 2004 (inception)
to December 31, 2004 in conformity with United States generally accepted accounting principles.

/s/ BDO Seidman, LLP

BDO Seidman, LLP
New York, New York

April 22, 2005

                                       -3-

                                              TERRA NOVA ACQUISITION CORPORATION
                                        (a corporation in the development stage)
                                                                  BALANCE SHEETS

--------------------------------------------------------------------------------

                                                       April 22,    December 31,
                                                          2005          2004
                                                      -----------   ------------
ASSETS
Current assets:
   Cash                                               $   962,507     $69,895
   Cash held in Trust Fund (Note 1)                    24,816,000          --
                                                      -----------     -------
Total current assets                                   25,778,507      69,895
   Deferred registration costs (Note 3)                        --      23,500
                                                      -----------     -------
Total assets                                          $25,778,507     $93,395
                                                      ===========     =======

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accrued expenses                                   $    72,076     $    --
   Note payable, stockholder (Note 4)                      90,000      70,000
                                                      -----------     -------
      Total current liabilities                           162,076      70,000
                                                      -----------     -------
Common stock, subject to possible conversion,
   959,520 shares at conversion value                   4,960,718          --
                                                      -----------     -------
Commitment (Note 5)

Stockholders' equity (Notes 1, 2, 6 and 7)
   Preferred stock, $.0001 par value,
      Authorized 1,000,000 shares; none issued
   Common stock, $.0001 par value
      Authorized 30,000,000 shares
      Issued and outstanding 6,000,000 shares
         (which includes 959,520 subject to
         possible conversion) and
         1,200,000, respectively                              600         120
   Additional paid-in capital                          20,657,782      24,880
   Deficit accumulated during development stage            (2,669)     (1,605)
                                                      -----------     -------
      Total stockholders' equity                       20,655,713      23,395
                                                      -----------     -------
Total liabilities and stockholders' equity            $25,778,507     $93,395
                                                      ===========     =======

    See summary of significant accounting policies and accompanying notes to financial statements.

                                       -4-

                                              TERRA NOVA ACQUISITION CORPORATION
                                        (a corporation in the development stage)
                                                        STATEMENTS OF OPERATIONS

--------------------------------------------------------------------------------

                                         Period from      Period from        Period from
                                        July 21, 2004   January 1, 2005     July 21, 2004
                                       (inception) to          to           (inception) to
                                       April 22, 2005    April 22, 2005   December 31, 2004
                                       --------------   ---------------   -----------------

Formation and operating costs            $   (2,669)      $   (1,064)        $   (1,605)
                                         ----------       ----------         ----------
Net loss for the period                  $   (2,669)      $   (1,064)        $   (1,605)
                                         ==========       ==========         ==========
Net loss per share basic and diluted                      $    (0.00)        $    (0.00)
                                                          ==========         ==========
Weighted average common shares
  outstanding                                              1,242,857          1,200,000
                                                          ==========         ==========

    See summary of significant accounting policies and accompanying notes to financial statements.

                                       -5-

                                              TERRA NOVA ACQUISITION CORPORATION
                                        (a corporation in the development stage)
                                              STATEMENTS OF STOCKHOLDERS' EQUITY

--------------------------------------------------------------------------------

                                                                 Common Stock      Additional   Deficit accumulated       Total
                                                             ------------------     Paid-In          during the       Stockholders'
                                                               Shares    Amount     Capital      development stage       Equity
                                                             ------------------    ----------   -------------------   -------------

Balance, July 21, 2004 (inception)                                  --    $ --    $        --         $    --          $        --
Issuance of stock to initial stockholders (Notes 1, 7)       1,200,000     120         24,880              --               25,000
Net loss for the period                                             --      --             --          (1,605)              (1,605)
----------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2004                                   1,200,000    $120    $    24,880         $(1,605)         $    23,395
Sale of 4,800,000 units and underwriter option, net of
   underwriters' discount and offering expenses (includes
   959,520 shares subject to possible conversion) (Note 2)   4,800,000     480     20,632,902              --           20,633,382
Net loss for the period                                             --      --             --          (1,064)              (1,064)
----------------------------------------------------------------------------------------------------------------------------------
Balance, April 22, 2005                                      6,000,000    $600    $20,657,782         $(2,669)         $20,655,713
                                                             =========    ====    ===========         =======          ===========

    See summary of significant accounting policies and accompanying notes to financial statements.

                                       -6-

                                              TERRA NOVA ACQUISITION CORPORATION
                                        (a corporation in the development stage)
                                                        STATEMENTS OF CASH FLOWS

--------------------------------------------------------------------------------

                                                    Period from      Period from        Period from
                                                   July 21, 2004   January 1, 2005     July 21, 2004
                                                  (inception) to          to           (inception) to
                                                  April 22, 2005    April 22, 2005   December 31, 2004
                                                  --------------   ---------------   -----------------

CASH FLOWS FROM OPERATING ACTIVITIES
   Net loss                                       $     (2,669)     $     (1,064)         $ (1,605)
                                                  ------------      ------------          --------
      Net cash used in operating activities             (2,669)           (1,064)           (1,605)
                                                  ------------      ------------          --------
CASH FLOWS FROM INVESTING ACTIVITIES
   Cash held in Trust Fund                         (24,816,000)      (24,816,000)               --
                                                  ------------      ------------          --------
      Net cash used in investing activities        (24,816,000)      (24,816,000)               --
                                                  ------------      ------------          --------
CASH FLOWS FROM FINANCING ACTIVITIES
   Proceeds from public offering, net               25,666,076        25,666,076                --
   Proceeds from notes payable, stockholder             90,000            20,000            70,000
   Proceeds from sale of shares of common stock         25,000                --            25,000
   Proceeds from issuance of option                        100               100                --
   Deferred registration costs                              --            23,500           (23,500)
                                                  ------------      ------------          --------
      Net cash provided by financing activities     25,781,176        25,709,676            71,500
                                                  ------------      ------------          --------
Net increase in cash                              $    962,507      $    892,612          $ 69,895
Cash at beginning of the period                             --            69,895                --
                                                  ------------      ------------          --------
   Cash at end of the period                      $    962,507      $    962,507          $ 69,895
                                                  ============      ============          ========
Supplemental disclosure of noncash financing
 activities:

   Accrued registration costs                     $     72,076      $     72,076                --

    See summary of significant accounting policies and accompanying notes to financial statements

                                      -7-

                                              TERRA NOVA ACQUISITION CORPORATION
                                        (a corporation in the development stage)
                                      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

--------------------------------------------------------------------------------

INCOME TAXES                  The Company follows Statement of Financial
                              Accounting Standards No. 109 ("SFAS No. 109"),
                              "Accounting for Income Taxes" which is an asset
                              and liability approach that requires the
                              recognition of deferred tax assets and liabilities
                              for the expected future tax consequences of events
                              that have been recognized in the Company's
                              financial statements or tax returns. As of April
                              22, 2005, the Company had a net operating loss
                              carryforward of approximately $2,669 available to
                              reduce any future income taxes. The tax benefit of
                              this loss, approximately $907, has been fully
                              offset by a valuation allowance due to the
                              uncertainty of its realization.

NET LOSS PER SHARE            Basic and diluted loss per share is calculated by
                              dividing the net loss by the weighted average
                              number of common shares outstanding during the
                              period. No effect has been given to potential
                              issuances of common stock from warrants or the
                              underwriter option in the diluted computation as
                              their effect would be antidilutive.

USE OF ESTIMATES              The preparation of financial statements in
                              conformity with accounting principles generally
                              accepted in the United States of America requires
                              management to make estimates and assumptions that
                              affect the reported amounts of assets and
                              liabilities at the date of the financial
                              statements and the reported amounts of expenses
                              during the reporting period. Actual results could
                              differ from those estimates.

                                       -8-

                                              TERRA NOVA ACQUISITION CORPORATION
                                        (a corporation in the development stage)
                                                   NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1. ORGANIZATION AND           Terra Nova Acquisition Corporation (the "Company")
   BUSINESS OPERATIONS        was incorporated in Delaware on July 21, 2004 as a
                              blank check company whose objective is to acquire
                              an operating business. The Company's initial
                              stockholders purchased 1,200,000 shares of common
                              stock, $.0001 par value, for $25,000 on July 21,
                              2004 (See Note 7).

                              All activity from July 21, 2004 (inception)
                              through April 22, 2005 relates to the Company's
                              formation and initial public offering described
                              below. The Company has selected December 31 as its
                              fiscal year-end.

                              The registration statement for the Company's
                              initial public offering ("Offering") was declared
                              effective April 18, 2005. The Company consummated
                              the offering on April 22, 2005 for net proceeds of
                              approximately $25,594,000. The Company's
                              management has broad discretion with respect to
                              the specific application of the net proceeds of
                              this Offering, although substantially all of the
                              net proceeds of this Offering are intended to be
                              generally applied toward consummating a business
                              combination with an operating business ("Business
                              Combination"). Furthermore, there is no assurance
                              that the Company will be able to successfully
                              effect a Business Combination. An amount of
                              $24,816,000 of the net proceeds is being held in
                              an interest-bearing trust account ("Trust
                              Account") until the earlier of (i) the
                              consummation of a Business Combination or (ii)
                              liquidation of the Company. Under the agreement
                              governing the Trust Account, funds will only be
                              invested in United States government securities
                              (Treasury Bills) with a maturity of 180 days or
                              less. The remaining net proceeds (not held in the
                              Trust Account) may be used to pay for business,
                              legal and accounting due diligence on prospective
                              acquisitions and continuing general and
                              administrative expenses.

                              The Company, after signing a definitive agreement
                              for the acquisition of a target business, will
                              submit such transaction for stockholder approval.
                              In the event that stockholders owning 20% or more
                              of the shares sold in the Offering vote against
                              the Business Combination and exercise their
                              conversion rights described below, the Business
                              Combination will not be consummated.

                                       -9-

                                              TERRA NOVA ACQUISITION CORPORATION
                                        (a corporation in the development stage)
                                                   NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                              All of the Company's stockholders prior to the
                              Offering, including all of the officers and
                              directors of the Company ("Initial Stockholders"),
                              have agreed to vote their 1,200,000 founding
                              shares of common stock in accordance with the vote
                              of the majority in interest of all other
                              stockholders of the Company ("Public
                              Stockholders") with respect to any Business
                              Combination. After consummation of a Business
                              Combination, these voting safeguards will no
                              longer be applicable.

                              With respect to a Business Combination which is
                              approved and consummated, any Public Stockholder
                              who voted against the Business Combination may
                              demand that the Company convert his shares. The
                              per share conversion price will equal the amount
                              in the Trust Account, calculated as of two
                              business days prior to the consummation of the
                              proposed Business Combination, divided by the
                              number of shares of common stock held by Public
                              Stockholders at the consummation of the Proposed
                              Offering. Accordingly, Public Stockholders holding
                              19.99% of the aggregate number of shares owned by
                              all Public Stockholders may seek conversion of
                              their shares in the event of a Business
                              Combination. Such Public Stockholders are entitled
                              to receive their per share interest in the Trust
                              Account computed without regard to the shares held
                              by Initial Stockholders. Accordingly, a portion of
                              the net proceeds from the offering (19.99% of the
                              amount held in the Trust Account) has been
                              classified as common stock subject to possible
                              conversion in the accompanying April 22, 2005
                              balance sheet.

                              The Company's Amended and Restated Certificate of
                              Incorporation provides for mandatory liquidation
                              of the Company in the event that the Company does
                              not consummate a Business Combination within 18
                              months from the date of the consummation of the
                              Offering, or 24 months from the consummation of
                              the Offering if certain extension criteria have
                              been satisfied. In the event of liquidation, it is
                              likely that the per share value of the residual
                              assets remaining available for distribution
                              (including Trust Account assets) will be less than
                              the initial public offering price per share in the
                              Offering due to costs related to the Offering and
                              since no value would be attributed to the Warrants
                              contained in the Units sold in the Offering (See
                              Note 2).

                                      -10-

                                              TERRA NOVA ACQUISITION CORPORATION
                                        (a corporation in the development stage)
                                                   NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2. OFFERING                   On April 22, 2005, the Company sold 4,800,000
                              units ("Units") in the Offering. Each Unit
                              consists of one share of the Company's common
                              stock, $.0001 par value, and two Redeemable Common
                              Stock Purchase Warrants ("Warrants"). Each Warrant
                              entitles the holder to purchase from the Company
                              one share of common stock at an exercise price of
                              $5.00 commencing the later of the completion of a
                              Business Combination or one year from the
                              effective date of the Offering and expiring four
                              years from the effective date of the Offering. The
                              Warrants will be redeemable, upon prior written
                              consent of EarlyBirdCapital, Inc., at a price of
                              $.01 per Warrant upon 30 days' notice after the
                              Warrants become exercisable, only in the event
                              that the last sale price of the common stock is at
                              least $8.50 per share for any 20 trading days
                              within a 30 trading day period ending on the third
                              day prior to the date on which notice of
                              redemption is given. In connection with this
                              Offering, the Company issued an option, for $100,
                              to the representative of the underwriters to
                              purchase 240,000 Units at an exercise price of
                              $9.90 per Unit. In addition, the warrants
                              underlying such Units are exercisable at $6.65 per
                              share.

3. DEFERRED REGISTRATION      As of December 31, 2004, the Company had incurred
   COSTS                      deferred registration costs of $23,500 relating to
                              the expenses of the Offering. All deferred
                              registration costs incurred through April 22, 2005
                              were charged to equity upon the consummation of
                              the Offering.

4. NOTE PAYABLE,              In November 2004, the Company issued a $70,000
   STOCKHOLDER                unsecured promissory note to an Initial
                              Stockholder. In March 2005, the Company issued an
                              additional $20,000 unsecured promissory note to an
                              Initial Stockholder. These notes are non
                              interest-bearing and will be paid subsequent to
                              receipt of the net proceeds of the Offering.

5. COMMITMENT                 The Company presently occupies office space
                              provided by an affiliate of an Initial
                              Stockholder. Such affiliate has agreed that, until
                              the acquisition of a target business by the
                              Company, it will make such office space, as well
                              as certain office and secretarial services,
                              available to the Company, as may be required by
                              the Company from time to time. The Company has
                              agreed to pay such affiliate $7,500 per month for
                              such services commencing on the effective date of
                              the Offering.

6. PREFERRED STOCK            The Company is authorized to issue 1,000,000
                              shares of preferred stock with such designations,
                              voting and other rights and preferences as may be
                              determined from time to time by the Board of
                              Directors.

                                      -11-

                                              TERRA NOVA ACQUISITION CORPORATION
                                        (a corporation in the development stage)
                                                   NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

7. COMMON STOCK               On March 3, 2005, the Company's Board of Directors
                              authorized a stock dividend of 0.6 shares of
                              common stock for each outstanding share of common
                              stock. In addition, on March 3, 2005 the Company's
                              Board of Directors approved an amendment to the
                              Company's Amended and Restated Certificate of
                              Incorporation to increase the number of authorized
                              shares of common stock to 30,000,000. All
                              references in the accompanying financial
                              statements to the number of shares of common stock
                              have been retroactively restated to reflect these
                              transactions.

                              At April 22, 2005, 10,320,000 shares of common
                              stock were reserved for issuance upon exercise of
                              redeemable warrants and underwriters' unit
                              purchase option.

                                      -12-